UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 23, 2026

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4453 North First Street, Suite 100

San Jose, California 95134

(Address of principal executive offices)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.001 Par Value	RMBS	The NASDAQ Stock Market LLC
(The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 23, 2026, Rambus Inc. (the “Company”) held its 2026 annual meeting of stockholders. There were 108,159,372 shares issued, outstanding and eligible to vote at the meeting as of the record date of February 25, 2026, of which 99,399,350 shares were represented at the meeting, constituting a quorum of 91.9% of the outstanding shares entitled to vote. The proposals considered at the meeting, each of which passed, are described in detail in the Company’s 2026 definitive proxy statement. The proposals and the vote with respect to each such matter are set forth below:

(i)	ITEM 1 : Election of three Class I directors for a term of two years expiring in 2028:

Name	For	Against	Abstain	Broker Non-Votes
Charles Kissner	78,872,074	13,374,782	56,071	7,096,423
Meera Rao	86,632,812	5,613,616	56,499	7,096,423
Necip Sayiner	86,213,728	6,024,147	65,052	7,096,423
Luc Seraphin	90,827,289	1,418,265	57,373	7,096,423

(ii)	ITEM 2 : Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for the period ending December 31, 2026:

For	Against	Abstain
99,161,595	120,397	117,358

(iii)	ITEM 3 : Advisory vote to approve named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
89,784,452	2,421,610	96,865	7,096,423

Item 8.01	Other Events.

Committee Composition

On April 23, 2026, the board of directors of the Company approved changing the name of the Cyber Risk Committee to the AI and Cyber Risk Committee to reflect the importance of artificial intelligence (AI) as part of the Company’s information technology use and data security. In addition, the board of directors made certain changes to the composition of the independent directors on the committees of the board of directors as follows:

AI and Cyber Risk Committee: Steven Laub (Chair), Charles Kissner, and Meera Rao

Audit Committee: Meera Rao (Chair), Emiko Higashi, and Charles Kissner

Compensation and Human Resource Committee: Eric Stang (Chair), Steven Laub, and Victor Peng

Corporate Governance/Nominating Committee: Emiko Higashi (Chair), Charles Kissner, Necip Sayiner, and Eric Stang

Corporate Development Committee: Necip Sayiner (Chair), Steven Laub, and Victor Peng

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2026	Rambus Inc.

/s/ John Shinn
John Shinn Senior Vice President and General Counsel